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October 1, 2007
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Fund Profile

T. Rowe Price

GNMA Fund

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A bond fund seeking high current income with high overall credit quality and moderate price fluctuation.
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This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.
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Fund Profile

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T.x11 Rowe Price GNMA Fundxd1 PRGMX
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What is the fund`s objective?

The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

What is the fund`s principal investment strategy?

The fund will normally invest at least 80% of total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development. These securities represent mortgage loans that are either guaranteed by the Federal Housing Administration or the Veterans Administration. Interest and principal payments from the underlying mortgages are passed through to investors.

GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund`s share price, both of which will fluctuate with market conditions.

Up to 20% of total assets can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA or the equivalent as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, corporate bonds, mortgage securities issued by government agencies not backed by the full faith and credit of the U.S. government, privately issued securities and derivatives.

There is no limit on the maturity of individual bonds in the fund`s portfolio or on the fund`s overall maturity, which will vary and can be influenced by the general level of interest rates, principal prepayments of GNMA and other mortgage-backed securities, and other factors.

In selecting securities, fund managers may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of their outlook for interest rates and the economy. For example, if rates seem likely to fall, mortgage securities expected to have below-average prepayment rates may be purchased and assets may also be allocated to bonds or other securities that could appreciate in that environment.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or to shift assets into higher-yielding securities.

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Fund Profile

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Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
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Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

What are the main risks of investing in the fund?

  Interest rate risk  This is the risk that an increase in interest rates will likely cause the fund`s share price to fall, resulting in a loss of principal. Prices fall because the bonds and notes in the fund`s portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the longer a bond`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, the fund`s price could decline.

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  Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. The fund`s exposure to credit risk is relatively low since it invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government. The remaining 20% of assets are high quality but not necessarily government-backed.
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  The fund may continue to hold a security that has been downgraded after purchase.

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  Prepayment risk and extension risk  A fund investing in mortgage-backed bonds, unlike other bond funds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return and
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  Fund Profile

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  yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund`s income, share price, or total return.
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  Extension risk refers to a rise in interest rates that causes a fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund`s sensitivity to rising rates and its potential for price declines.

  Derivatives risk  Shareholders are also exposed to derivatives risk, the potential that the fund`s investments (if any) in these complex and volatile instruments could affect the fund`s share price. In addition to including GNMA, FNMA, FHLMC, and non-agency backed mortgages and better-known instruments such as swaps and futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." Some of these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate, or economic environment.

  To the extent the fund invests in when-issued securities and forwards, it may increase its price sensitivity in relation to interest rate movements.

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  As with any mutual fund, there can be no guarantee the fund will achieve its objective.
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  The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund may be appropriate if you are looking for high current income consistent with high overall credit quality and can accept fluctuations in share price. Steadily reinvesting the fund`s income is a conservative strategy for building capital over time. If you are investing primarily for safety and liquidity, you should consider a money market fund.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

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  Fund Profile

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  Table 1  Average Annual Total Returns
	Periods ended 09/30/07
	1 year	5 years	10 years
GNMA Fund
Returns before taxes	4.76%	3.48%	5.28%
Returns after taxes on distributions	3.42	2.21	3.38
Returns after taxes on distributions and sale of fund shares	3.53	2.36	3.41
Citigroup GNMA Index	5.33	4.11	5.81
Lehman Brothers U.S. GNMA Indexa	5.22	4.02	5.75
Lipper GNMA Funds Average	4.52	3.12	4.99
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  Fund Profile

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

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  a The Lehman Brothers U.S. GNMA Index was chosen as the fund`s new benchmark because it is a well-recognized and widely used benchmark.
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  Citigroup GNMA Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).
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  Lehman Brothers U.S. GNMA Index is an index that tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

  What fees and expenses will I pay?

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  The shares that are offered in this profile are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.
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  Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.45%
Other expenses	0.20%
Total annual fund operating expenses	0.65%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower,

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  Fund Profile

  the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$66	$208	$362	$810

  Who manages the fund?

  The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

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  Connice A. Bavely manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. Ms. Bavely joined T. Rowe Price as a senior portfolio manager in 1998. Ms. Bavely will be retiring from T. Rowe Price and stepping down from her responsibilities as chairman of the Investment Advisory Committee in the first quarter of 2008. We have begun the process of planning for her successor to assure a smooth transition of her responsibilities.
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  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.
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  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  Fund Profile

  When will I receive income and capital gain distributions?

  The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F70-035

  T. Rowe Price Investment Services, Inc., Distributor.